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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 1997

                       ALLIED CAPITAL LENDING CORPORATION
             (Exact name of registrant as specified in its charter)

           Maryland                  814-138                   52-1081052
           --------                  -------                   ----------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)             File Number)          Identification Number)


      c/o Allied Capital Advisers, Inc. 1666 K Street, N.W., 9th Floor /
                             Washington, D.C.                        20006-2803
--------------------------------------------------------------------------------
                     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:        (202) 331-1112
                                                   ----------------------------

                               (Not applicable)
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events

On September 26, 1997, the Registrant filed a registration statement on Form N-14 (the "Registration Statement") with the U.S. Securities and Exchange Commission in connection with the merger of Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Commercial Corporation and Allied Capital Advisers, Inc. with and into the Registrant in a stock-for-stock merger which incorporated by reference the documents listed below. As set forth below, the Registrant hereby incorporates by reference such documents into this Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934 on Form 8-K (this "Form 8-K").


1. ALLIED CAPITAL CORPORATION (ALLIED I): The following information with respect to Allied I is hereby incorporated by reference into this Form 8-K:

                 (a) Allied I's Annual Report on Form 10-K for the year ended December 31, 1996;



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                 (b) The portions of Allied I's definitive proxy statement
                 dated March 24, 1997 that were incorporated by reference in Allied I's Annual Report on Form 10-K for the year ended December 31, 1996;

                 (c) The portions of Allied I's Annual Report to Stockholders dated December 31, 1996 that were incorporated by reference in Allied I's Annual Report on Form 10-K for the year ended December 31, 1996; and

                 (d) Allied I's quarterly reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997.

2. ALLIED CAPITAL CORPORATION II (ALLIED II): The following information with respect to Allied II is hereby incorporated by reference into this Form 8-K:

                 (a) Allied II's Annual Report on Form 10-K for the year ended December 31, 1996;

                 (b) The portions of Allied II's definitive proxy statement dated March 26, 1997 that were incorporated by reference in Allied II's Annual Report on Form 10-K for the year ended December 31, 1996;

                 (c) The portions of Allied II's Annual Report to
                 Stockholders dated December 31, 1996 that were incorporated by reference in Allied II's Annual Report on Form 10-K for the year ended December 31, 1996.

                 (d) Allied II's quarterly reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997.


3. ALLIED CAPITAL COMMERCIAL CORPORATION (ALLIED COMMERCIAL): The following information with respect to Allied Commercial is hereby incorporated by reference into this Form 8-K:

                 (a) Allied Commercial's Annual Report on Form 10-K for the year ended December 31, 1996;

                 (b) The portions of Allied Commercial's definitive proxy statement dated April 4, 1997 that were incorporated by reference in Allied Commercial's Annual Report on Form 10-K for the year ended December 31, 1996;

                 (c) The portions of Allied Commercial's Annual Report to Stockholders dated December 31, 1996 that were incorporated by reference in Allied Commercial's Annual Report on Form 10-K for the year ended December 31, 1996; and
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                 (d) Allied Commercial's quarterly reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997.

4. ALLIED CAPITAL ADVISERS, INC. (ADVISERS): The following information with respect to Advisers is hereby incorporated by reference into this Form 8-K:

                 (a) Advisers' Annual Report on Form 10-K for the year ended December 31, 1996;

                 (b) The portions of Advisers' definitive proxy statement dated April 14, 1997 that were incorporated by reference in Advisers' Annual Report on Form 10-K for the year ended December 31, 1996;

                 (c) The portions of Advisers' Annual Report to Stockholders dated December 31, 1996 that were incorporated by reference in Advisers' Annual Report on Form 10-K for the year ended December 31, 1996; and

                 (d) Advisers' quarterly reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALLIED CAPITAL LENDING CORPORATION


Date: October 1, 1997                  /s/      William L. Walton
                                       ---------------------------------------
                                       By:  William L. Walton
                                            Director, Chairman and
                                                Chief Executive Officer